UBS                                                                      Cmoproj
                                                        9:43:51 am July 10, 2003
Fixed Income Research         MALT0305G 30 year    5.5            Ciaran O'Brien
cmoproj.596                                                    obrienci@fiunmr23
                                                                          Page 1


=====================================================================================
Bond  Balance        Coupon   Delay  Factor    Index  Value    Reset  Multiplier  Cap
-------------------------------------------------------------------------------------
8A1   32,228,000.00  5.50000  24     1.000000         -1.000   -      -           -
=====================================================================================


======================================================================
Floor Current     Settle     Deal     WAC   WAM    Pricing    Duration
      Coupon      Date                             Speed      @ Px
----------------------------------------------------------------------
-    5.5000       07/31/03   30 year  6.18  358.00 100.0PPC   101:26
======================================================================


MALT 03-5 GROUP8
----------------------------------------------------------------------------------------------
Price      CPR     CPR      CPR     CPR      CPR     CPR       CPR     CPR      CPR      CPR
           6.00    10.00    15.00   20.00    25.00   30.00     40.00   50.00    60.00    70.00
----------------------------------------------------------------------------------------------
101:10     5.293   5.225    5.124   5.006    4.868   4.709     4.372   3.993    3.537    2.960
101:11     5.288   5.218    5.116   4.996    4.856   4.693     4.351   3.965    3.500    2.913
101:12     5.283   5.212    5.108   4.986    4.843   4.678     4.329   3.937    3.463    2.866
101:13     5.278   5.206    5.100   4.975    4.830   4.662     4.308   3.908    3.427    2.819
101:14     5.273   5.200    5.092   4.965    4.818   4.647     4.286   3.880    3.390    2.772
101:15     5.268   5.194    5.084   4.955    4.805   4.631     4.265   3.851    3.354    2.725
101:16     5.263   5.188    5.076   4.945    4.793   4.616     4.243   3.823    3.317    2.678
101:17     5.258   5.182    5.068   4.935    4.780   4.600     4.222   3.795    3.281    2.632
101:18     5.254   5.175    5.060   4.925    4.768   4.585     4.200   3.766    3.244    2.585
101:19     5.249   5.169    5.053   4.915    4.755   4.570     4.179   3.738    3.208    2.538
101:20     5.244   5.163    5.045   4.905    4.743   4.554     4.157   3.710    3.171    2.491
101:21     5.239   5.157    5.037   4.895    4.730   4.539     4.136   3.682    3.135    2.445
101:22     5.234   5.151    5.029   4.885    4.717   4.523     4.114   3.653    3.098    2.398
101:23     5.229   5.145    5.021   4.875    4.705   4.508     4.093   3.625    3.062    2.351
101:24     5.224   5.139    5.013   4.865    4.692   4.493     4.071   3.597    3.026    2.305
101:25     5.219   5.133    5.005   4.855    4.680   4.477     4.050   3.569    2.989    2.258
101:26     5.214   5.127    4.997   4.845    4.668   4.462     4.029   3.541    2.953    2.211
101:27     5.210   5.120    4.989   4.835    4.655   4.447     4.007   3.512    2.917    2.165
101:28     5.205   5.114    4.981   4.825    4.643   4.431     3.986   3.484    2.880    2.119
101:29     5.200   5.108    4.973   4.815    4.630   4.416     3.965   3.456    2.844    2.072
101:30     5.195   5.102    4.966   4.805    4.618   4.401     3.943   3.428    2.808    2.026
101:31     5.190   5.096    4.958   4.795    4.605   4.385     3.922   3.400    2.772    1.979
102:00     5.185   5.090    4.950   4.785    4.593   4.370     3.901   3.372    2.736    1.933
102:01     5.180   5.084    4.942   4.775    4.580   4.355     3.879   3.344    2.700    1.887
102:02     5.176   5.078    4.934   4.765    4.568   4.339     3.858   3.316    2.663    1.840
102:03     5.171   5.072    4.926   4.755    4.556   4.324     3.837   3.288    2.627    1.794
102:04     5.166   5.066    4.918   4.745    4.543   4.309     3.816   3.260    2.591    1.748
102:05     5.161   5.060    4.911   4.735    4.531   4.294     3.794   3.232    2.555    1.702
102:06     5.156   5.054    4.903   4.725    4.518   4.278     3.773   3.204    2.519    1.656
102:07     5.151   5.048    4.895   4.715    4.506   4.263     3.752   3.176    2.483    1.610
102:08     5.146   5.042    4.887   4.705    4.494   4.248     3.731   3.148    2.447    1.563
102:09     5.142   5.035    4.879   4.695    4.481   4.233     3.709   3.120    2.411    1.517
----------------------------------------------------------------------------------------------
Avg Life   8.552   6.552    4.815   3.633    2.806   2.209     1.535   1.143    0.874    0.674
Duration   6.261   5.010    3.871   3.053    2.449   1.991     1.429   1.085    0.842    0.657
First Pay  8/03    8/03     8/03    8/03     8/03    8/03      8/03    8/03     8/03     8/03
Last Pay   7/18    7/18     7/18    7/18     7/18    7/18      7/08    3/07     5/06     9/
==============================================================================================



UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof ("UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient. It is published solely for solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under required long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent. UBS (excluding the US broker-dealer unless specifically disclosed under securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report. Neither UBS nor any of its affiliates, nor any accepts any liability for any loss or damage arising out of the use of all or any part of this report. United Kingdom and rest of Europe: Except as otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS customers (as detailed in the FSA Rules) and is only available to such persons. The information contained herein does not apply to, and should not be relied upon by, private customers. Switzerland: Distributed by UBS AG to persons who research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIM SpA, an associate of UBS SA, in Milan. South Africa: UBS Securities South Africa
(Pty) Limited Securities Exchange SA. United States: Distributed to US persons by either UBS Securities LLC or by UBS Financial Services Inc., subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-only. UBS Securities LLC or UBS Financial Services Inc. accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc. All transactions be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate. Canada: Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges directors and senior officers will be provided upon request. Hong Kong: Distributed by UBS Securities Asia Limited. Singapore:
Distributed by UBS Securities Singapore Pte. Ltd. Japan: Distributed by UBS Securities Japan Ltd to institutional Australia Australia Ltd licensed securities dealers. New Zealand: Distributed by UBS New Zealand Ltd
(C)
2003, All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

UBS                                                                      Cmoproj
                                                        9:44:28 am July 10, 2003
Fixed Income Research         MALT0305G 30 year    5.5            Ciaran O'Brien
cmoproj.596                                                    obrienci@fiunmr23
                                                                          Page 1


=====================================================================================
Bond  Balance        Coupon   Delay  Factor    Index  Value    Reset  Multiplier  Cap
-------------------------------------------------------------------------------------
8A1   32,228,000.00  5.50000  24     1.000000         -1.000   -      -           -
=====================================================================================


======================================================================
Floor Current     Settle     Deal     WAC   WAM    Pricing    Duration
      Coupon      Date                             Speed      @ Px
----------------------------------------------------------------------
-    5.5000       07/31/03   30 year  6.18  358.00 100.0PPC   101:26
======================================================================


MALT 03-5 GROUP8
==========================================================================================
Price      PSA     PSA     PSA     PSA      PSA    PSA      PSA     PSA     PSA      PSA
           100     150     200     250      300    325      400     500     750      1000
------------------------------------------------------------------------------------------
101:10     5.310   5.273   5.233   5.192    5.150  5.128    5.062   4.972   4.764    4.593
101:11     5.305   5.267   5.227   5.185    5.142  5.120    5.052   4.961   4.749    4.576
101:12     5.300   5.262   5.221   5.179    5.134  5.112    5.043   4.950   4.735    4.558
101:13     5.296   5.257   5.215   5.172    5.127  5.104    5.034   4.939   4.720    4.540
101:14     5.291   5.251   5.209   5.165    5.119  5.096    5.025   4.929   4.706    4.523
101:15     5.287   5.246   5.203   5.158    5.112  5.088    5.016   4.918   4.691    4.505
101:16     5.282   5.241   5.197   5.152    5.104  5.080    5.007   4.907   4.676    4.488
101:17     5.277   5.236   5.191   5.145    5.097  5.073    4.998   4.896   4.662    4.470
101:18     5.273   5.230   5.185   5.138    5.089  5.065    4.989   4.886   4.647    4.452
101:19     5.268   5.225   5.179   5.131    5.082  5.057    4.980   4.875   4.633    4.435
101:20     5.264   5.220   5.173   5.125    5.075  5.049    4.971   4.864   4.618    4.417
101:21     5.259   5.214   5.167   5.118    5.067  5.041    4.962   4.854   4.604    4.400
101:22     5.254   5.209   5.161   5.111    5.060  5.033    4.952   4.843   4.589    4.382
101:23     5.250   5.204   5.155   5.105    5.052  5.025    4.943   4.832   4.575    4.365
101:24     5.245   5.199   5.149   5.098    5.045  5.017    4.934   4.821   4.561    4.347
101:25     5.241   5.193   5.143   5.091    5.037  5.010    4.925   4.811   4.546    4.330
101:26     5.236   5.188   5.137   5.085    5.030  5.002    4.916   4.800   4.532    4.312
101:27     5.231   5.183   5.132   5.078    5.022  4.994    4.907   4.789   4.517    4.294
101:28     5.227   5.178   5.126   5.071    5.015  4.986    4.898   4.779   4.503    4.277
101:29     5.222   5.172   5.120   5.064    5.007  4.978    4.889   4.768   4.488    4.259
101:30     5.218   5.167   5.114   5.058    5.000  4.970    4.880   4.757   4.474    4.242
101:31     5.213   5.162   5.108   5.051    4.992  4.963    4.871   4.747   4.460    4.225
102:00     5.209   5.157   5.102   5.044    4.985  4.955    4.862   4.736   4.445    4.207
102:01     5.204   5.151   5.096   5.038    4.978  4.947    4.853   4.725   4.431    4.190
102:02     5.199   5.146   5.090   5.031    4.970  4.939    4.844   4.715   4.416    4.172
102:03     5.195   5.141   5.084   5.024    4.963  4.931    4.835   4.704   4.402    4.155
102:04     5.190   5.136   5.078   5.018    4.955  4.923    4.826   4.694   4.388    4.137
102:05     5.186   5.131   5.072   5.011    4.948  4.916    4.817   4.683   4.373    4.120
102:06     5.181   5.125   5.066   5.004    4.940  4.908    4.808   4.672   4.359    4.102
102:07     5.177   5.120   5.060   4.998    4.933  4.900    4.799   4.662   4.344    4.085
102:08     5.172   5.115   5.054   4.991    4.926  4.892    4.790   4.651   4.330    4.068
102:09     5.168   5.110   5.049   4.984    4.918  4.884    4.781   4.641   4.316    4.050
------------------------------------------------------------------------------------------
Avg Life   9.145   7.747   6.638   5.753    5.041  4.738    3.992   3.278   2.323    1.883
Duration   6.668   5.821   5.131   4.565    4.097  3.893    3.378   2.862   2.115    1.744
First Pay  8/03    8/03    8/03    8/03     8/03   8/03     8/03    8/03    8/03     8/03
Last Pay   7/18    7/18    7/18    7/18     7/18   7/18     7/18    7/18    3/09     8/07
==========================================================================================


UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof ("UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient. It is published solely for solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under required long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent. UBS (excluding the US broker-dealer unless specifically disclosed under securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report. Neither UBS nor any of its affiliates, nor any accepts any liability for any loss or damage arising out of the use of all or any part of this report. United Kingdom and rest of Europe: Except as otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS customers (as detailed in the FSA Rules) and is only available to such persons. The information contained herein does not apply to, and should not be relied upon by, private customers. Switzerland: Distributed by UBS AG to persons who research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIM SpA, an associate of UBS SA, in Milan. South Africa: UBS Securities South Africa
(Pty) Limited Securities Exchange SA. United States: Distributed to US persons by either UBS Securities LLC or by UBS Financial Services Inc., subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-only. UBS Securities LLC or UBS Financial Services Inc. accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc. All transactions be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate. Canada: Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges directors and senior officers will be provided upon request. Hong Kong: Distributed by UBS Securities Asia Limited. Singapore:
Distributed by UBS Securities Singapore Pte. Ltd. Japan: Distributed by UBS Securities Japan Ltd to institutional Australia Australia Ltd licensed securities dealers. New Zealand: Distributed by UBS New Zealand Ltd
(C)
2003, All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.